EXHIBIT 10.1

SECOND AMENDMENT TO

REVOLVING CREDIT AGREEMENT

Dated as of May 18, 2007

Among

EOG RESOURCES, INC.
as Borrower

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

BANK OF AMERICA, N.A.
as Syndication Agent

and

THE BANKS NAMED THEREIN
as Banks

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC
as Joint Lead Arrangers and Bookrunners

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") dated as of May 18, 2007, is among EOG RESOURCES, INC., a Delaware corporation, as the Borrower, BANK OF AMERICA, N.A., as Syndication Agent, JPMORGAN CHASE BANK, N.A., as Administrative Agent and the Banks party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Banks are parties to that certain Credit Agreement dated as of June 28, 2005 (as amended by the First Amendment to Revolving Credit Agreement dated as of June 21, 2006, the "Revolving Credit Agreement"), pursuant to which the Banks have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Banks have agreed to amend certain provisions of the Revolving Credit Agreement to (i) increase the size of the aggregate Commitments to $1 billion pursuant to Section 2.19, (ii) increase the size of the accordion option to permit the aggregate Commitments under the Senior Credit Facility to be increased to an amount up to $1.5 billion in Section 2.19, (iii) reduce fronting fees for Letters of Credit, Canadian Letters of Credit and Sterling Letters of Credit to an amount equal to 10 basis points per annum and (iv) permit the entire committed amount of the Senior Credit Facility to be advanced as Letters of Credit.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Revolving Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Revolving Credit Agreement.

Section 2.    Amendments to Revolving Credit Agreement.

    2.1    Amendments to Section 1.1 - Certain Defined Terms.

            (a)    The definition of "Agreement" is hereby amended in its entirety to read as follows:

"Agreement" means this Revolving Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time, including, for the avoidance of doubt, each Appendix hereto.

            (b)    The definition of "Letter of Credit Sublimit" is hereby deleted in its entirety.

            (c)    The definition of "Second Amendment" is hereby added to Section 1.1 in proper alphabetic order which definition shall read as follows:

"Second Amendment" means the Second Amendment to Revolving Credit Agreement dated as of May 18, 2007 among the Borrower, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and the Banks party thereto.

    2.2    Amendments to Section 2.9(a).

            (a)    Section 2.9(a)(i) is hereby amended by deleting the number "$100,000,000" in the proviso thereto and replacing it with "$500,000,000 or such greater amount as may be agreed to by the L/C Issuer".

            (b)    clause (ii) of Section 2.9(a)(i) is hereby amended in its entirety to read as follows:

            "(ii) no L/C Issuer shall be obligated to issue Letters of Credit and no Bank shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension the Total Facility Outstandings would exceed the Total Facility Amount."

    2.3    Amendment to Section 2.9(j). Section 2.9(j) is hereby amended by deleting the number "0.125" in the first sentence thereof and replacing it with the number "0.10".

    2.4    Amendment to Section 2.19(a). Section 2.19(a) is hereby amended by deleting the number "$1,000,000,000" in the proviso thereto and replacing it with the number "$1,500,000,000".

Section 3.    Amendments to Appendix I to Revolving Credit Agreement.

    3.1    Amendments to Section 1A.1 - Certain Defined Terms. The definition of "Canadian Letter of Credit Sublimit" is hereby deleted in its entirety.

    3.2    Amendments to Section 2A.7.

            (a)    Section 2A.7(a)(i) is hereby amended in its entirety to read as follows:

    "(i) Subject to the terms and conditions set forth herein, (A) each Canadian L/C Issuer agrees, in reliance upon the agreements of the other Canadian Banks set forth in this Section 2A.7, (1) from time to time on any Canadian Business Day prior to the Letter of Credit Expiration Date, to issue Canadian Letters of Credit for the account of the Canadian Borrower, and to amend or renew Canadian Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Canadian Letters of Credit; and (B) the Canadian Banks severally agree to participate in Canadian Letters of Credit issued for the account of the Canadian Borrower; provided that no Canadian L/C Issuer shall be obligated to issue Canadian Letters of Credit and no Canadian Bank shall be obligated to participate in any Canadian Letter of Credit if as of the date of such Canadian L/C Credit Extension, (x) the Canadian Total Outstanding Amount would exceed the Canadian Allocated Total Commitment or (y) the outstanding Canadian Borrowings of any Canadian Bank, plus such Canadian Bank's Canadian Pro Rata Share of the outstanding Canadian L/C Obligations would exceed such Canadian Bank's Canadian Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, the Canadian Borrower's ability to obtain Canadian Letters of Credit shall be fully revolving, and accordingly the Canadian Borrower may, during the foregoing period, obtain Canadian Letters of Credit to replace Canadian Letters of Credit that have expired or that have been drawn upon and reimbursed."

        (b)    Section 2A.7(j) is hereby amended by deleting the number "0.125" in the first sentence thereof and replacing it with the number "0.10".

Section 4.    Amendments to Appendix II to Revolving Credit Agreement.

    4.1    Amendments to Section 1B.1 - Certain Defined Terms. The definition of "Sterling Letter of Credit Sublimit" is hereby deleted in its entirety.

    4.2    Amendments to Section 2B.8.

            (a)    Section 2B.8(a)(i) is hereby amended in its entirety to read as follows:

    "(i) Subject to the terms and conditions set forth herein, (A) the Sterling L/C Issuer agrees, in reliance upon the agreements of the other UK Banks set forth in this Section 2B.8, (1) from time to time on any UK Business Day prior to the Letter of Credit Expiration Date, to issue Sterling Letters of Credit for the account of the UK Borrower, and to amend or renew Sterling Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Sterling Letters of Credit; and (B) the UK Banks severally agree to participate in Sterling Letters of Credit issued for the account of the UK Borrower; provided that no Sterling L/C Issuer shall be obligated to issue Sterling Letters of Credit and no UK Bank shall be obligated to participate in any Sterling Letter of Credit if as of the date of such Sterling L/C Credit Extension, (x) the Sterling Total Outstanding Amount would exceed the Sterling Total Committed Amount or (y) the aggregate outstanding Sterling Advances of any UK Bank, plus such UK Bank's Sterling Pro Rata Share of the outstanding Sterling L/C Obligations, would exceed such UK Bank's Sterling Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, the UK Borrower's ability to obtain Sterling Letters of Credit shall be fully revolving, and accordingly the UK Borrower may, during the foregoing period, obtain Sterling Letters of Credit to replace Sterling Letters of Credit that have expired or that have been drawn upon and reimbursed."

            (b)    Section 2B.8(j) is hereby amended by deleting the number "0.125" in the first sentence thereof and replacing it with the number "0.10".

Section 5.    Amendment to Schedule II to Revolving Credit Agreement.

            (a)    (i) The Commitments under the Revolving Credit Agreement are hereby increased from $600,000,000 to $1,000,000,000, (ii) each CI Bank is a Bank under the Revolving Credit Agreement with all rights, powers, obligations, duties and privileges attendant thereto, and (iii) each CI Bank's and each existing Bank's Commitment is as set forth in Schedule II attached hereto.

            (b)    Schedule II attached to the Revolving Credit Agreement (Banks, Commitments, Pro Rata Shares and Administrative Information) is hereby amended in its entirety to read as set forth in Schedule II attached hereto.

Section 6.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions are satisfied (or waived in accordance with Section 8.1) (the "Second Amendment Effective Date"):

    6.1    The Administrative Agent shall have received from the Majority Banks and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

    6.2    The Administrative Agent shall have received a certificate of the Borrower dated as of the Second Amendment Effective Date (in sufficient copies for each Bank) signed by a Responsible Officer of the Borrower (1) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension or confirming that those previously delivered pursuant to Section 3.1 remain in full force and effect and have not been amended or rescinded, as the case may be, and (2) certifying that, (a) before and after giving effect to such extension, the representations and warranties contained in Article IV made by it are true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (b) before and after giving effect to such extension no Event of Default exists or will exist, and (c) since (1) the most immediately preceding March 31 or (2) the filing of a Form 8-K pertaining to any such type of event which was filed after such March 31 and prior to the date 30 days preceding the Second Amendment Effective Date, whichever shall later occur, there has not occurred an event, development or circumstance that has had or would reasonably be expected to have, a material adverse effect on the consolidated financial position or consolidated results of operations of the Borrower and its Subsidiaries taken as a whole.

    6.3    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Second Amendment Effective Date) of Fulbright & Jaworski L.L.P., in form and substance satisfactory to the Administrative Agent.

    6.4    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Second Amendment Effective Date) of Frederick J. Plaeger, II, Senior Vice President and General Counsel of the Borrower, in form and substance satisfactory to the Administrative Agent.

    6.5    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Section 7.    Miscellaneous.

    7.1    Confirmation. The provisions of the Revolving Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

    7.2    Ratification and Affirmation. The Borrower hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

    7.3    Loan Document. This Second Amendment is a "Loan Document" as defined and described in the Revolving Credit Agreement and all of the terms and provisions of the Revolving Credit Agreement relating to Loan Documents shall apply hereto.

    7.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

    7.5    ENTIRE Agreement. THIS SECOND AMENDMENT, THE REVOLVING CREDIT AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS AND ANY RELATED FEE LETTERS SIGNED BY THE BORROWER COMPRISE THE COMPLETE AND INTEGRATED AGREEMENT OF THE PARTIES ON THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON SUCH SUBJECT MATTER.

    7.6    GOVERNING LAW. THIS SECOND AMENDMENT, THE REVOLVING CREDIT AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

EOG RESOURCES, INC.

By: /s/ Helen Y. Lim
Name: Helen Y. Lim
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Robert Traband
Name: Robert Traband
Title: Executive Director

BANK OF AMERICA, N.A., as Syndication
Agent

By: /s/ Peter C. Hall
Name: Peter C. Hall
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Bank
and L/C Issuer

By: /s/ Robert Traband
Name: Robert Traband
Title: Executive Director

BANK OF AMERICA, N.A., as a Bank and
L/C Issuer

By: /s/ Shelley A. McGregor
Name: Shelley A. McGregor
Title: Senior Vice President

CITIBANK, N.A., as a Bank

By: /s/ Shirley Burrow
Name: Shirley Burrow
Title: Attorney-in-Fact

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Bank

By: /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By: /s/Rainer Meier
Name: Rainer Meier
Title: Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Bank

By: /s/ Allison Newman
Name: Allison Newman
Title: Vice President

BMO CAPITAL MARKETS FINANCING,
Inc. (F/K/A HARRIS NESBITT FINANCING,
INC), as a Bank

By: /s/ James V. Ducote
Name: James V. Ducote
Title: Director

THE BANK OF TOKYO-MITSUBISHI,
LTD. HOUSTON AGENCY, as a Bank

By: /s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Vice President & Manager

BARCLAYS BANK PLC, as a Bank

By: /s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

ROYAL BANK OF CANADA, as a Bank

By: /s/ Scott J. Gildea
Name: Scott J. Gildea
Title: Authorized Signatory

SOCIETE GENERALE, as Bank

By: /s/ Elena Robciue
Name: Elena Robciue
Title: Director

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Richard Hawthorne
Name: Richard Hawthorne
Title: Director

UBS LOAN FINANCE LLC, as a Bank

By: /s/ Mary L. Evans
Name: Mary L. Evans
Title: Associate Director

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

WELLS FARGO BANK, NA, as a Bank

By: /s/ William S. Rogers
Name: William S. Rogers
Title: Vice President

LEHMAN BROTHERS BANK, FSB, as a
Bank

By: /s/ Janine M. Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

MORGAN STANLY BANK, as a Bank

By: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Vice President, Morgan Stanley Senior
Funding Inc.

WILLIAM STREET COMMITMENT
CORPORATION, as a Bank

(Recourse only to William Street Commitment
Corporation)

By: /s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice-President

Comerica Bank, as a Bank

By: /s/ Chuck Johnson
Name: Chuck Johnson
Title: Vice President

Fortis Capital Corp., as a Bank

By: /s/ Michele Jones
Name: Michele Jones
Title: Senior Vice President

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

Banco Bilbao Vizcaya Argentaria, S.A., as
a Bank

By: /s/ Emilio de las Heras
Name: Emilio de las Heras
Title: Head of New York

SCHEDULE II

BANKS, COMMITMENTS, PRO RATA SHARES AND ADMINISTRATIVE INFORMATION

Bank	Commitment	Pro Rata Share	Maximum Canadian Allocated Commitment	Canadian Pro Rata Share	Maximum Sterling Allocated Commitment	Sterling Pro Rata Share
JPMorgan Chase Bank, N.A.	$81,500,000	8.15%	$12,000,000	16%	$21,000,000	28%
Bank of America, N.A.	$81,500,000	8.15%	$12,000,000	16%	$10,000,000	13.33%
Citibank, N.A.	$77,000,000	7.7%	$12,000,000	16%	$10,000,000	13.33%
Deutsche Bank AG New York Branch	$77,000,000	7.7%	$12,000,000	16%	$10,000,000	13.33%
Bank of Tokyo-Mitsubishi, Ltd. Houston Agency	$77,000,000	7.7%
UBS Loan Finance LLC	$77,000,000	7.7%			$8,000,000	10.67%
Bank of Montreal	$50,000,000	5.0%	$9,000,000	12%	$8,000,000	10.67%
Bank of Nova Scotia	$50,000,000	5.0%	$9,000,000	12%
Comerica	$50,000,000	5.0%
Royal Bank of Canada	$50,000,000	5.0%	$9,000,000	12%
Société Générale	$50,000,000	5.0%
Wells Fargo Bank, N.A.	$50,000,000	5.0%
Wachovia Bank, National Association	$45,000,000	4.5%
Barclays Bank PLC	$34,000,000	3.4%			$8,000,000	10.67%
Banco Bilbao Vizcaya Argentaria, S.A.	$30,000,000	3.0%
Fortis Capital Corp.	$30,000,000	3.0%
Lehman Brothers Bank, FSB	$30,000,000	3.0%
Morgan Stanley Bank	$30,000,000	3.0%
William Street Commitment Corporation	$30,000,000	3.0%
Total	$1,000,000,000	100%	$75,000,000	100%	$75,000,000	100%